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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ________________

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                ________________


        Date of Report (Date of earliest event reported): AUGUST 23, 2005






                                  CHATTEM, INC.
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             (Exact name of registrant as specified in its charter)



       TENNESSEE                      0-5905                     62-0156300
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(State of incorporation)       (Commission File No.)           (IRS Employer
                                                             Identification No.)



               1715 WEST 38TH STREET, CHATTANOOGA, TENNESSEE 37409
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          (Address of principal executive offices, including zip code)



                                 (423) 821-4571
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              (Registrant's telephone number, including area code)






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

         This Amendment No. 1 to the Current Report on Form 8-K for Chattem, Inc. filed on August 26, 2005 (the "Form 8-K") is being filed for the sole purpose of correcting the description of the Separation Agreement in Item 1.01 of the Form 8-K relating to the agreement by A. Alexander Taylor II not to compete with or solicit employees of the Company. Under the terms of the Separation Agreement, Mr. Taylor has agreed not to compete with or solicit employees of the Company for a period of eighteen (18) months rather than twenty-four (24) months as reported in the Form 8-K.



ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
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         On August 24, 2005, Chattem, Inc. (the "Company") entered into a separation agreement (the "Separation Agreement") with A. Alexander Taylor II, the President and Chief Operating Officer of the Company. The Company and Mr. Taylor have agreed in the Separation Agreement that Mr. Taylor will receive the following benefits in full satisfaction of the Company's obligations under the terms of Mr. Taylor's Employment Agreement dated as of August 1, 2000 (the "Employment Agreement"): 75% of current base salary payable over 18 months, a lump sum payment of 25% of base salary during the remaining term of the Employment Agreement and certain health, medical and life insurance benefits until July 31, 2008. In addition, Mr. Taylor will participate in the Company's fiscal 2005 Corporate Bonus Plan on a full year basis and will receive immediate vesting in 43,750 shares of restricted stock previously granted to him. Also under the terms of the Separation Agreement, Mr. Taylor has agreed to a non-disparagement provision and to cooperate and provide transition assistance for a period of eighteen (18) months; grant a general release to the Company; not compete with or solicit employees of the Company for a period of eighteen
(18) months; standstill with respect to acquiring shares or influencing the management or control of the Company for a period of eighteen (18) months; and not disclose confidential information or trade secrets of the Company. The Separation Agreement filed as Exhibit 10.1 to this report is incorporated herein by reference.



ITEM 1.02.    TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
----------    ----------------------------------------------

         As a part of the Separation Agreement, the Company and Mr. Taylor have agreed that the Employment Agreement, and Mr. Taylor's employment thereunder, will terminate effective September 1, 2005.

ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
---------     ---------------------------------------------------------
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
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         (b)  On August 24, 2005, the Company announced that A. Alexander Taylor
II has resigned his positions as President and Chief Operating Officer and as a director of the Company. Mr. Taylor's resignation is effective September 1, 2005. A copy of the press release dated August 24, 2005 is attached hereto as
Exhibit 99.1.

         (c) The Company also announced that Robert E. Bosworth has been appointed President and Chief Operating Officer effective September 19, 2005. Mr. Bosworth, age 58, was formerly an employee of Chattem, having served for 18 years, most recently as Executive Vice President and Chief Financial Officer overseeing operational and administrative functions from 1990 to 1998. Mr. Bosworth is currently Vice President of Corporate Finance for Livingston Company, a merchant banking and wealth management company. Before joining Livingston Company in 2001, Mr. Bosworth served as a consultant to and member of the Boards of Directors of several public and private companies in diverse industries from 1998 to 2001. In addition to serving on the Company's Board of Directors, Mr. Bosworth is a director of Covenant Transport, Inc. He earned his Bachelor of Arts degree in Economics from Amherst College in 1974 and a Masters in Business Administration from the University of North Carolina at Chapel Hill in 1976.



ITEM 5.03.    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
----------    ------------------------------------------------------------
              FISCAL YEAR
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         (a)  On August 23, 2005, the Board of Directors approved an amendment to the Company's amended and restated by-laws which changes the permitted number of directors from seven to 12 to five to 12 directors. A copy of the amendment to the amended and restated by-laws is attached hereto as Exhibit 99.2 and is incorporated herein by reference.



ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS
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         (c)  The following exhibits are being furnished herewith:

Exhibit No.   Exhibit Description
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10.1          Separation Agreement between Chattem, Inc. and A. Alexander
              Taylor II

99.1          Press Release dated August 24, 2005

99.2          Amendment to Amended and Restated By-laws dated August 23, 2005
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



August 31, 2005                             CHATTEM, INC.



                                            By: /s/ Theodore K. Whitfield, Jr.
                                                -------------------------------
                                                Theodore K. Whitfield, Jr.
                                                Vice President, General Counsel
                                                and Secretary


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                                  EXHIBIT INDEX
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Exhibit No.   Exhibit Description
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10.1          Separation Agreement between Chattem, Inc. and A. Alexander
              Taylor II

99.1          Press Release dated August 24, 2005

99.2          Amendment to Amended and Restated By-laws dated August 23, 2005